Note 4 - Inventories (Details Textual) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Inventory, LIFO Reserve	$ 359,256	$ 324,782
Inventory, LIFO Reserve, Effect on Income, Net	34,474	22,342	$ 131,611
Effect of LIFO Inventory Liquidation on Cost of Sales	14,500
Effect of LIFO Inventory Liquidation on Income	$ 10,900	$ 0
Effect Of LIFO Earnings Per Share Basic	$ 1.58
Effect Of LIFO Earnings Per Share Diluted	$ 1.56